UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

Filed by the Registrant ☑ Filed by a party other than the Registrant ☐

Check the appropriate box:

☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☑    Definitive Additional Materials

☐    Soliciting Material Pursuant to §240.14a-12

ARTISAN PARTNERS ASSET MANAGEMENT INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

☑     No fee required.

☐    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)     Aggregate number of securities to which transaction applies:

(3)    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)     Proposed maximum aggregate value of transaction:

(5)     Total fee paid:

☐    Fee paid previously with preliminary materials.

☐    Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:

(4)    Date Filed:

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of
ARTISAN PARTNERS ASSET MANAGEMENT INC.
To Be Held On:
June 3, 2026 at 11:00 a.m. CT
via live webcast at edge.media-server.com/mmc/p/mddmoibn (password: )

COMPANY NUMBER
ACCOUNT NUMBER
CONTROL NUMBER
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before May 20, 2026.

Please visit http://www.astproxyportal.com/ast/18158, where the following materials are available for review:
•Notice of Annual Meeting of Stockholders and Proxy Statement
•Form of Electronic Proxy Card
•Annual Report on Form 10-K

TO REQUEST MATERIAL:	TELEPHONE: 1-888-Proxy-NA (1-888-776-9962) or +1-201-299-6210 worldwide
EMAIL: help@equiniti.com
WEBSITE: us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:
ONLINE: To access your online proxy card, please visit www.voteproxy.com and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the meeting date.
VIRTUALLY AT THE MEETING: The company will be hosting the meeting in a virtual format this year. To attend the meeting via live webcast, as well as to vote during the meeting, please visit
edge.media-server.com/mmc/p/mddmoibn (password: ) and be sure to have your control number available.
MAIL: You may request a card by following the instructions above.

The Board of Directors recommends a vote "FOR" the election of all nominees.

1. Election of Directors

NOMINEES:

Jennifer A. Barbetta
Matthew R. Barger
Kane Brenan
Eric R. Colson
Peter B. Crawford
Stephanie G. DiMarco
Jason A. Gottlieb
Jeffrey A. Joerres
Saloni S. Multani

The Board of Directors recommends a vote “FOR" proposals 2 and 3.

2. Advisory Vote to Approve Named Executive Officer Compensation.

3. Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

Your **Vote** Counts!

ARTISAN PARTNERS ASSET MANAGEMENT INC

2026 Annual Meeting

Vote by June 02, 2026

11:59 PM ET

You invested in ARTISAN PARTNERS ASSET MANAGEMENT INC and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 03, 2026.**

Get informed before you vote

View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

June 03, 2026
11:00 AM CDT

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

ARTISAN PARTNERS ASSET MANAGEMENT INC
2026 Annual Meeting
Vote by June 02, 2026
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:** 01 Jennifer A. Barbetta 02 Matthew R. Barger 03 Kane Brenan 04 Eric R. Colson 05 Peter B. Crawford 06 Stephanie G. DiMarco 07 Jason A. Gottlieb 08 Jeffrey A. Joerres 09 Saloni S. Multani	For
2	Advisory Vote to Approve Named Executive Officer Compensation	For
3	Ratification of the Appointment of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2026	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.